UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2003
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
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(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit
99.1 - Press release dated May 14, 2003

Item 9.   Regulation FD Disclosure.

On May 14, 2003, the Registrant issued a press release announcing its financial results for the quarter and year-ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.   This information in the press release is being furnished under Item 12 and is being presented under this Item 9 in accordance with the Securities and Exchange Commission's interim guidance regarding the disclosure requirements of Item 12 of Form 8-K, as set forth in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: May 14, 2003	By:	/s/ Ira Zar
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Ira Zar
Executive Vice President and
Chief Financial Officer